Rule 497(e)

File No. 333-283221

REX ETF TRUST

(the “Trust”)

REX AUTOCALLABLE INCOME ETF (ATCL)

(the “Fund”)

SUPPLEMENT TO THE FUND’S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED FEBRUARY 18, 2026

July 29, 2026

The Board of Trustees (the “Board”) of the Trust, based on the recommendation of REX Advisers, LLC (the “Adviser”), the investment adviser to the Fund, a series of the Trust, has approved changes to the Fund’s “Principal Investment Strategies” to reflect that the Fund is generally passively managed, consistent with the Fund’s index-based strategy. Effective August 4, 2026, the following changes are made to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.

Principal Investment Strategies

The Fund’s “Principal Investment Strategies” section is revised to reflect that the Fund pursues its investment objective by seeking to track the price and yield performance of the Autocallable Index and has removed disclosure stating that the Fund does not attempt to track the Autocallable Index.

Principal Risks

Effective August 4, 2026, the Fund’s “Principal Risks” section is revised to reflect that the Fund generally seeks to achieve its investment objective by tracking the price and yield performance of the Autocallable Index, with limited Adviser discretion in management of the Fund, including with respect to swap counterparty selection and collateral management. The “Active Management Risk” caption is deleted from the Fund’s Summary Prospectus and Prospectus (and the related disclosure is deleted in its entirety from the “Additional Risks of Investing in the Fund” section of the Prospectus), and the following risks are added to the “Principal Risks” section of the Fund’s Summary Prospectus and Prospectus.

NON-CORRELATION RISK. The Fund’s return may not match the return of the Autocallable Index. The Fund incurs operating expenses not applicable to the Autocallable Index, including the cost of investing in swap agreements, and these expenses, together with transaction costs and cash management practices, will reduce the Fund’s return relative to the Autocallable Index over time. As a result, the Fund’s return may underperform the return of the Autocallable Index.

PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund obtains exposure to the Autocallable Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Autocallable Index is no longer calculated, the Autocallable Index license is terminated or the identity or character of the Autocallable Index is materially changed, the Fund will seek to engage a replacement index.

Corresponding changes will be made throughout the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information to conform to the changes described above.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE